Exhibit 4.1

FORTIS MINERALS CLASS A COMMON STOCK CUSIP INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE THIS CERTIFIES THAT IS THE REGISTERED HOLDER OF FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.01 PAR VALUE PER SHARE OF FORTIS MINERALS, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS, the facsimile signature of the Corporation’s duly authorized officers. Dated: Christopher H. Transier, Chief Executive Officer [SEAL] Brad D. Wright, Executive Vice President and Chief Financial Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM — as tenants in common UNIF GIFT MIN ACT—Custodian tenants by the entireties (Gust) (Minor) TEN ENT as JT TEN as joint tenants with right of under Uniform Gifts/Transfers to survivorship and not as tenants in Minors Act common (State) Additional abbreviations may also be used though not in the above list. For value received hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS. INCLUDING POSTAL ZIP CODE, OF ASSIGNEE Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the Common Stock on the books of the within named Corporation with full power of substitution in the premises. Dated NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. Signature(s) Guaranteed: THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15